Exhibit 10.2

FIRST AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of October 8, 2009

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is by and among FRESH DEL MONTE PRODUCE INC., a Cayman Island company (“Fresh Produce”), DEL MONTE FRESH PRODUCE N.A., INC., a Florida corporation (“Fresh N.A.”), DEL MONTE FRESH PRODUCE INTERNATIONAL, INC., a Liberian corporation (“Fresh International”), FRESH DEL MONTE SHIP HOLDINGS LTD., a Cayman Island company (“Ship Holdings”), DEL MONTE B.V. (f/k/a Del Monte Fresh Produce B.V.), a Netherlands corporation (“DMBV”), DEL MONTE (UK) LIMITED, an English limited company (“Fresh U.K.”), DEL MONTE FOODS INTERNATIONAL LIMITED, an English limited company (“Foods International”), DEL MONTE INTERNATIONAL, INC., a Panama corporation (“Del Monte International”), DEL MONTE EUROPE LIMITED, an English limited company (“Del Monte Europe”), DEL MONTE FUND B.V., a Netherlands Antilles company (“Fund BV”), and NETWORK SHIPPING LTD., a Bermuda company (“Network”; Fresh Produce, Fresh N.A., Fresh International, Ship Holdings, DMBV, Fresh U.K., Foods International, Del Monte International, Del Monte Europe, Fund BV and Network are referred to herein collectively as the “Borrowers” and each individually as a “Borrower”); the entities identified as “Guarantors” on the signature pages hereof (each a “Guarantor” and collectively, the “Guarantors”); the banks and other lending institutions listed on the signature pages hereof as Lenders (the “Lenders”); and COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH (“Rabobank”), as administrative agent for the Lenders (the “Administrative Agent”).

PRELIMINARY STATEMENTS:

WHEREAS:

(1) The Borrowers, the Administrative Agent, the Guarantors and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of July 17, 2009 (the “Credit Agreement”).

(2) The Borrowers have requested that certain terms and conditions of the Credit Agreement be amended and the Administrative Agent and the Lenders have agreed to the requested amendments, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement, and further agree as follows:

Section 1. Amendments.

1.1 Amendments to Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement, Certain Defined Terms, is hereby amended and modified by adding thereto the definition of “Alternative Currency” set forth below, and by deleting the definitions of “Computation Date” and “Equivalent Amount” in their entirety and inserting the respective definitions below in lieu thereof:

““Alternative Currency” means Pounds, Euros or such other lawful currency that is freely transferable and freely convertible into U.S. dollars and that is acceptable to the Administrative Agent and the Issuing Bank.

“Computation Date” means the date on which the Equivalent Amount in U.S. dollars of any Letters of Credit denominated in an Alternative Currency is determined.

“Equivalent Amount” means (a) whenever this Agreement requires or permits a determination on any date of the equivalent in U.S. dollars of an amount expressed in any Alternative Currency, the equivalent amount in U.S. dollars of such amount expressed in such Alternative Currency, as determined by the Administrative Agent on such date on the basis of the Spot Rate for the purchase of U.S. dollars with such Alternative Currency, on the relevant Computation Date provided for hereunder; or (b) whenever this Agreement required or permits a determination on any date of the equivalent amount in an Alternative Currency of such amount expressed in U.S. dollars, the equivalent amount in such Alternative Currency of such amount expressed in U.S. dollars, as determined by the Administrative Agent on such date on the basis of the Spot Rate for the purchase of such Alternative Currency, with U.S. dollars on the relevant Computation Date provided for hereunder.”

1.2 Amendments to Section 2.1 of the Credit Agreement. Section 2.1 of the Credit Agreement, Extensions of Credit, is hereby amended and modified by deleting subsection (c) thereof in its entirety and inserting the following in lieu thereof:

“(c) Letters of Credit. The Issuing Bank agrees, on the terms and conditions hereinafter set forth, to issue letters of credit (each, a “Letter of Credit”) denominated in U.S. dollars or an Alternative Currency for the account of any Borrower from time to time on any Business Day from and after the date of the initial Advance until the Termination Date in an aggregate amount not to exceed at any time outstanding the Letter of Credit Sublimit in effect at such time; provided that, (i) after giving effect to the issuance of such Letter of Credit, the Total Current Exposure shall not exceed the Total Commitment, (ii) the aggregate amount of Letters of Credit denominated in an Alternative Currency shall not exceed the Equivalent Amount of U.S.$25,000,000 at any time, and (iii) if any Lender is an Impacted Lender, the Issuing Bank shall have no obligation to issue a Letter of Credit unless such Impacted Lender or Borrowers have entered into arrangements satisfactory to the Administrative Agent and the Issuing Bank to eliminate any funding risk with respect to such Impacted Lender. Each Letter of Credit shall have an expiry date which is 18 months or less immediately following the date of the issuance of such Letter of Credit, but in no event shall any Letter of Credit have an expiry date that occurs on a date later than the Termination Date; provided, however, a Borrower may request issuance or renewal of a Letter of Credit with an expiry date after the Termination Date if, at the time of such issuance or renewal, such Borrower deposits into the L/C Cash Collateral Account an amount in immediately available funds equal to the face amount of such Letter of Credit (including the Equivalent Amount in U.S. dollars for any Letter of Credit issued in an Alternative Currency). The reimbursement obligation under the Letter of Credit shall be payable in U.S. dollars (including the Equivalent Amount in U.S. dollars for any Letter of Credit issued in an Alternative Currency) in accordance with Section 2.3(b). All amounts paid by the Issuing Bank under a Letter of Credit shall, immediately upon the making of such payment and without the necessity of further act or evidence, constitute Revolving Advances pursuant to Section 2.3(b) to the requesting Borrower by the Issuing Bank hereunder for all purposes of this Agreement (including, without limitation, the provisions of Section 2.4 and Section 2.6), which shall be deemed made by the Issuing Bank, and the Issuing Bank shall be entitled to all of the benefits of this Agreement and the other Loan Documents with respect to such Revolving Advances. Each Letter of Credit issued on behalf of any Borrower may be cancelled before its expiration date without penalty if the beneficiary of the Letter of Credit delivers the original Letter of Credit to the Issuing Bank. Each Letter of Credit issued under the Existing Credit Agreement and outstanding as of the Agreement Date is listed on Schedule 2.1(c) hereto, and such existing Letters of Credit shall automatically be deemed to have been issued and outstanding under this Agreement as of the Agreement Date.”

1.3 Amendments to Section 2.3 of the Credit Agreement. Section 2.3 of the Credit Agreement, Issuance of and Drawings and Reimbursement Under Letters of Credit, is hereby amended and modified by deleting clause (i) of subsection (a) (Request for Issuance) thereof in its entirety and inserting the following in lieu thereof:

“(i) Each Letter of Credit shall be issued upon notice, given not later than 11:00 A.M. (New York City time) on the second Business Day prior to the date of the proposed issuance of such Letter of Credit, by the requesting Borrower to the Administrative Agent. The Administrative Agent shall give to the Issuing Bank prompt notice thereof by telex, telecopier or electronic mail of such Borrower’s request for the issuance of a Letter of Credit. Each such notice of issuance of a Letter of Credit (a “Notice of Issuance”) shall be by telex, telecopier or electronic mail, specifying therein the requested (A) type of Letter of Credit, (B) date of such issuance (which shall be a Business Day), (C) stated principal amount of such Letter of Credit, (D) expiration of such Letter of Credit, (E) currency in which such Letter of Credit shall be denominated, which shall be U.S. dollars or an Alternative Currency, (F) name and address of the beneficiary of such Letter of Credit, and (G) form of any such Letter of Credit.”

1.4 Amendments to Section 2.3 of the Credit Agreement. Section 2.3 of the Credit Agreement, Issuance of and Drawings and Reimbursement Under Letters of Credit, is hereby further amended and modified by deleting the first sentence of subsection (b) (Drawing and Reimbursement) thereof in its entirety and inserting the following in lieu thereof:

“The payment by the Issuing Bank of a draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making of a Revolving Advance by the Issuing Bank bearing interest at the Base Rate in the amount of such draft and, in connection with any Letter of Credit denominated in an Alternative Currency, such Revolving Advance shall be made in the Equivalent Amount in U.S. dollars as of the date of such draft payment by the Issuing Bank.”

1.5 Amendments to Section 2.5 of the Credit Agreement. Section 2.5 of the Credit Agreement, Reduction of Commitments; Voluntary and Mandatory Prepayment, is hereby amended and modified by deleting clause (iii) of subsection (c) (Mandatory Prepayments) thereof in its entirety and inserting the following in lieu thereof:

“(iii) Fresh Produce shall, if applicable, on the first Business Day of each month, either (x) make payment to the Administrative Agent for deposit in the L/C Cash Collateral Account, or (y) issue to the Administrative Agent a Letter of Credit denominated in U.S. dollars, in form and substance reasonably acceptable to the Administrative Agent, in an amount in either case sufficient to cause the aggregate amount on deposit in the L/C Cash Collateral Account (excluding any amounts deposited pursuant to Section 7.3) or the face amount of such Letter of Credit delivered pursuant to clause (y), as applicable, to equal the amount by which the Equivalent Amount in U.S. dollars of all Letters of Credit denominated in an Alternative Currency exceeds U.S. $25,000,000 on the applicable Computation Date.”

Section 2. Representations and Warranties. Each Borrower and Guarantor represents and warrants as follows:

(a) The execution, delivery and performance by such Loan Party of this Amendment and the other transactions contemplated hereby, are within such Loan Party’s corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party’s charter or bylaws; (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934, the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970 and any similar statute), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award; (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties; or (iv) except for the Liens created under the Security Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.

(b) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other third party is required for the due execution, delivery, recordation, filing or performance by any Loan Party of this Amendment and each other Loan Document contemplated hereby to which it is or is to be a party, or for the consummation of the transactions contemplated hereby.

(c) This Amendment and each other document required to be delivered by a Loan Party hereunder have been duly executed and delivered by each Loan Party thereto, and constitute the legal, valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally.

(d) The representations and warranties contained in Article 4 of the Credit Agreement, and in each of the Loan Documents, are correct in all material respects on and as of the date hereof as though made on and as of such date, other than any such representations and warranties that, by their terms, expressly refer to an earlier date.

(e) No event has occurred and is continuing that constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

Section 3. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall be effective as of the date first set forth above upon receipt of the following by the Administrative Agent, in form and substance satisfactory to the Administrative Agent:

(i) this Amendment duly executed by the Borrowers, the Guarantors, the Administrative Agent, the Issuing Bank and the Required Lenders; and

(ii) The Administrative Agent shall have received such other documents, instruments, and information executed and/or delivered by the Borrowers as the Administrative Agent may reasonably request.

Section 4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness of this Amendment as set forth in Section 3 hereof, on and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in the Notes and the other Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement shall remain in full force and effect and are hereby ratified and confirmed in all respects.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

Section 5. Costs, Expenses and Taxes. The Borrowers agree, jointly and severally, to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto). In addition, the Borrowers agree, jointly and severally, to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agree to save the Administrative Agent and the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

Section 6. Affirmation of Guaranty. By executing this Amendment, each Guarantor hereby acknowledges, consents and agrees that all of its obligations and liability under its Guaranty Agreement remain in full force and effect in relation to the Credit Agreement, as amended and modified by this Amendment, and that the execution and delivery of this Amendment and any and all documents executed in connection therewith shall not alter, amend, reduce or modify its obligations and liability under its Guaranty Agreement.

Section 7. Affirmation of Security Documents. By executing this Amendment, each Loan Party hereby reaffirms and confirms each Security Document to which it is a party, and its payment and performance obligations, contingent or otherwise, thereunder and hereby acknowledges that the rights granted thereby in favor of the Administrative Agent (for its benefit and the benefit of the Lenders) are in full force and effect. With respect to any Security Documents which are governed by English law, the reaffirmation, confirmation and acknowledgement in this Section shall be governed by English law, and shall be construed, interpreted, performed and enforced in accordance therewith.

Section 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of a signature page hereto by facsimile transmission or by other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

Section 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (except as otherwise set forth in Section 7).

Section 10. Final Agreement. This Amendment represents the final agreement between the Borrowers, the Administrative Agent and the Lenders as to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Amendment shall constitute a Loan Document for all purposes.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duty authorized, as of the date first above written.

BORROWERS:	FRESH DEL MONTE PRODUCE INC.

By:
Name:
Title:

DEL MONTE FRESH PRODUCE N.A., INC.

By:
Name:
Title:

DEL MONTE FRESH PRODUCE INTERNATIONAL, INC.

By:
Name:
Title:

FRESH DEL MONTE SHIP HOLDINGS LTD.

By:
Name:
Title:

DEL MONTE B.V.

By:
Name:
Title:

DEL MONTE (UK) LIMITED

By:
Name:
Title:

DEL MONTE FOODS INTERNATIONAL LIMITED

By:
Name:
Title:

DEL MONTE INTERNATIONAL, INC.

By:
Name:
Title:

DEL MONTE EUROPE LIMITED

By:
Name:
Title:

DEL MONTE FUND B.V.

By:
Name:
Title:

NETWORK SHIPPING LTD.

By:
Name:
Title:

GUARANTORS:	DEL MONTE FRESH PRODUCE COMPANY

By:
Name:
Title:

DEL MONTE FRESH PRODUCE (SOUTHWEST), INC.

By:
Name:
Title:

FRESH DEL MONTE PRODUCE (CANADA), INC.

By:
Name:
Title:

DEL MONTE FRESH PRODUCE (WEST COAST), INC.

By:
Name:
Title:

DEL MONTE FRESH PRODUCE (TEXAS), INC.

By:
Name:
Title:

FDM HOLDINGS LIMITED

By:
Name:
Title:

DEL MONTE B.V.I. LIMITED

By:
Name:
Title:

CORPORACION DE DESARROLLO AGRICOLA DEL MONTE S.A.

By:
Name:
Title:

COMPAÑIA DE DESARROLLO BANANERO DE GUATEMALA, S.A.

By:
Name:
Title:

DEL MONTE FRESH PRODUCE (ASIA-PACIFIC) LIMITED

By:
Name:
Title:

FRESH DEL MONTE PRODUCE N.V.

By:
Name:
Title:

WAFER LIMITED

By:
Name:
Title:

FRESH DEL MONTE JAPAN COMPANY LTD.

By:
Name:
Title:

DEL MONTE FRESH PRODUCE (CHILE) S.A.

By:
Name:
Title:

DEL MONTE FRESH PRODUCE INVESTMENT (CHILE) CORP.

By:
Name:
Title:

CLAVERTON LIMITED

By:
Name:
Title:

ADMINISTRATIVE AGENT AND LENDERS:	COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as Administrative Agent and a Lender

By:
Name:
Title:

By:
Name:
Title:

AGFIRST FARM CREDIT BANK, as a Lender

By:
Name:
Title:

SUNTRUST BANK, as a Lender

By:
Name:
Title:

FARM CREDIT SERVICES OF MID-AMERICA, PCA, as a Lender

By:
Name:
Title:

ING CAPITAL LLC, as a Lender

By:
Name:
Title:

U.S. AGBANK, FCB, as a Lender

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

COBANK, ACB, as a Lender

By:
Name:
Title:

FARM CREDIT BANK OF TEXAS, as a Lender

By:
Name:
Title:

FARM CREDIT WEST, PCA, as a Lender

By:
Name:
Title:

GREENSTONE FARM CREDIT SERVICES ACA/FCLA, as a Lender

By:
Name:
Title:

1ST FARM CREDIT SERVICES, PCA, as a Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Lender

By:
Name:
Title:

AMERICAN AGCREDIT, PCA, as a Lender

By:
Name:
Title:

FARM CREDIT SERVICES OF AMERICA, PCA, as a Lender

By:
Name:
Title:

REGIONS BANK, as a Lender

By:
Name:
Title:

FARM CREDIT SERVICES OF THE MOUNTAIN PLAINS, PCA, as a Lender

By:
Name:
Title:

UNITED FCS, PCA d/b/a FCS COMMERCIAL FINANCE GROUP, as a Lender

By:
Name:
Title:

TORONTO DOMINION (NEW YORK) LLC, as a Lender

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

BANK OF MONTREAL, as a Lender

By:
Name:
Title: